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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report August 19, 2003
                                        ---------------


                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            OHIO                         2-80339                34-1371693
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)       IDENTIFICATION NUMBER)



                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events and Regulation FD Disclosure

     On August 15, 2003, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its third quarter cash dividend declared payable on September 30, 2003.



Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit 99.1 August 15, 2003 Press Release







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FARMERS NATIONAL BANC CORP.


Dated:   August 19, 2003             By: /s/ Frank L. Paden
       --------------------              -----------------------------------
                                         Frank L. Paden, President and Secretary




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